SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the            [x]
                 Registrant

                 Filed by a              [  ]
                 Party other than the
                 Registrant

Check the appropriate box:
[  ]  Preliminary Proxy Statement



[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))



[x]   Definitive Proxy Statement



[  ]  Definitive Additional Materials



[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

(Name of Registrant as Specified In Its Charter)

Fidelity Fixed-Income Trust

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.



[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

(1)   Title of each class of
      securities to which

      transaction applies:



(2)   Aggregate number of
      securities to which

      transaction applies:



(3)   Per unit price or other
      underlying value of
      transaction

      computed pursuant to Exchange
      Act Rule 0-11:



(4)   Proposed maximum aggregate
      value of transaction:



(5)   Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.



[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

(1)   Amount Previously Paid:



(2)   Form, Schedule or
      Registration Statement No.:



(3)   Filing Party:



(4)   Date Filed:


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY FIXED-INCOME TRUST:
FIDELITY INVESTMENT GRADE BOND FUND
FIDELITY SHORT-TERM BOND FUND
SPARTAN GOVERNMENT INCOME FUND
FIDELITY HIGH INCOME FUND
SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
TO BE HELD ON APRIL 14, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Fixed-Income Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Government Income Fund, Fidelity High Income Fund, and Spartan Short-Intermediate Government Fund (the funds) and at any adjournments thereof (the Meeting), to be held on April 14, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February
1   6    , 1999. Supplementary solicitations may be made by mail,
telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at
an anticipated cost of approximately $   5,000     (Fidelity
Investment Grade Bond Fund), $   3,000     (Fidelity Short-Term Bond
Fund), $   2,000     (Spartan Government Income Fund), $   3,000
(Fidelity High Income Fund), and $   2,000     (Spartan
Short-Intermediate Government Fund), respectively. For Fidelity Investment Grade Bond Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. For Fidelity Short-Term Bond Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap of 0.65%. Expenses exceeding the fund's expense cap will be paid by FMR. For Spartan Government Income Fund, Fidelity High Income Fund, and Spartan Short-Intermediate Government Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. The funds (FMR for Spartan Government Income Fund, Fidelity High Income Fund, and Spartan Short-Intermediate Government Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Government Income Fund, and Spartan Short-Intermediate Government Fund, is 1 Spartan Way, Merrimack, New Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. For Fidelity Investment Grade Bond Fund, the expenses in connection with telephone voting will be paid by the fund. For Fidelity Short-Term Bond Fund, the expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap of 0.65%. Expenses exceeding the fund's expense cap will be paid by FMR. For Spartan Government Income Fund, Fidelity High Income Fund, and Spartan Short-Intermediate Government Fund, the expenses in connection with telephone voting will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an
anticipated cost of approximately $   7,000     (Fidelity Investment
Grade Bond Fund), $   4,000     (Fidelity Short-Term Bond Fund),
$   3,000     (Spartan Government Income Fund), $   4,000
(Fidelity High Income Fund), and $   3,000     (Spartan
Short-Intermediate Government Fund), respectively.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 The following table summarizes the proposals applicable to each fund.


Proposal #                Proposal Description            Applicable Fund(s)

 1.                       To elect as Trustees the        All
                          twelve nominees presented in
                          proposal 1.

 2.                       To ratify the selection of      All
                          PricewaterhouseCoopers LLP
                          as independent accountants
                          of the funds.

 3.                       To authorize the Trustees to    All
                          adopt an amended and
                          restated Declaration of Trust.

 4.                       To adopt a new fundamental      All
                          investment policy for each
                          fund permitting the fund to
                          invest all of its assets in
                          another open-end investment
                          company managed by FMR or an
                          affiliate with substantially
                          the same investment
                          objective and policies.

 5.                       To approve an amended           Fidelity Investment Grade
                          management contract for the     Bond Fund
                          fund that would reduce the      Fidelity Short-Term Bond Fund
                          management fee payable to
                          FMR by the fund as FMR's
                          assets under management
                          increase.

 6.                       To approve an amended           Fidelity High Income Fund
                          management contract,
                          including a management fee
                          structure change, for the
                          fund.

 7.                       To approve an amended           Fidelity Investment Grade
                          sub-advisory agreement with     Bond Fund
                          FMR U.K. to provide             Fidelity Short-Term Bond Fund
                          investment advice and           Fidelity High Income Fund
                          research services or
                          investment management
                          services, and to allow FMR,
                          FMR U.K., and the trust, on
                          behalf of the fund, to
                          modify the agreement subject
                          to the requirements of the
                          Investment Company Act of
                          1940.

 8.                       To approve an amended           Fidelity Investment Grade
                          sub-advisory agreement with     Bond Fund
                          FMR Far East to provide         Fidelity Short-Term Bond Fund
                          investment advice and           Fidelity High Income Fund
                          research services or
                          investment management
                          services, and to allow FMR,
                          FMR Far East, and the trust,
                          on behalf of the fund, to
                          modify the agreement subject
                          to the requirements of the
                          Investment Company Act of
                          1940.

 9.                       To eliminate certain            Fidelity Investment Grade
                          fundamental investment          Bond Fund
                          policies of the fund.

 10.                      To eliminate certain            Fidelity Short-Term Bond Fund
                          fundamental investment
                          policies of the fund.

 11.                      To eliminate certain            Spartan Government Income Fund
                          fundamental investment
                          policies of the fund.

 12.                      To eliminate certain            Fidelity High Income Fund
                          fundamental investment
                          policies of the fund.

ADOPTION OF STANDARDIZED
INVESTMENT LIMITATIONS

 13.                      REAL ESTATE: To clarify and     Spartan Government Income Fund
                          standardize the language of
                          the fundamental investment
                          limitation concerning
                          purchases and sales of real
                          estate.

 14.                      DIVERSIFICATION: To amend the   All
                          fundamental diversification
                          limitation to exclude
                          "securities of other
                          investment companies" from
                          issuer diversification limits.

 15.                      UNDERWRITING: To clarify and    Fidelity Short-Term Bond Fund
                          standardize the language of
                          the fundamental investment
                          limitation concerning
                          underwriting.

 16.                      CONCENTRATION: To clarify and   Fidelity Short-Term Bond Fund
                          standardize the language of     Fidelity High Income Fund
                          the fundamental investment
                          limitation concerning
                          industry concentration.



 Shares of each fund of the trust issued and outstanding as of
   December 31    , 1998 are indicated in the following table:

Fidelity Investment Grade        296,416,395
Bond Fund

Fidelity Short-Term Bond Fund    96,586,199

Spartan Government Income Fund   236,307,503

Fidelity High Income Fund        59,737,506

Spartan Short-Intermediate       8,020,249
Government Fund


 To the knowledge of the trust, substantial (5% or more) record or
beneficial ownership of the funds on    December 31    , 1998 was as
follows:

    Spartan Government Income Fund: Charitable Gift Fund, Boston, MA
(6.07%).

    Spartan Short-Intermediate Government Fund: Frederick W. McCarthy, West Palm Beach, FL (5.16%).

    FMR has advised the trust that for Proposals 1 through 4, 11, 13, and 14 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal.

 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

 Shareholders of record at the close of business on February
1   6    , 1999 will be entitled to vote at the Meeting. Each such
shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED APRIL 30, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1998 CALL 1-800-544-8888 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 16 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Fixed-Income Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Fixed-Income Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, Marvin L. Mann, and Robert C. Pozen were selected by the trust's
Nominating and Administration Committee (see page    15    ) and were
appointed to the Board in March 1997, January 1997, October 1993, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Mr. Gates, Mr. McCoy, and Mr.
Pozen, each of the nominees is currently a Trustee of    57
registered investment companies advised by FMR. Mr. Gates    and
Mr. McCoy a   re     currently Trustee   s     of    54     registered
investment companies advised by FMR.    Mr. Pozen is currently a
Trustee of 51 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.


Nominee (Age)          Principal Occupation**          Year of Election or Appointment

Ralph F. Cox           President of RABAR              1991
 (66)                  Enterprises (management
                       consulting-engineering
                       industry, 1994). Prior to
                       February 1994, he was
                       President of Greenhill
                       Petroleum Corporation
                       (petroleum exploration and
                       production). Until March
                       1990, Mr. Cox was President
                       and Chief Operating Officer
                       of Union Pacific Resources
                       Company (exploration and
                       production). He is a
                       Director of USA Waste
                       Services, Inc.
                       (non-hazardous waste, 1993),
                       CH2M Hill Companies
                       (engineering), Rio Grande,
                       Inc. (oil and gas
                       production), and Daniel
                       Industries (petroleum
                       measurement equipment
                       manufacturer). In addition,
                       he is a member of advisory
                       boards of Texas A&M
                       University and the
                       University of Texas at Austin.

Phyllis Burke Davis    Prior to her retirement in      1992
 (67)                  September 1991, Mrs. Davis
                       was the Senior Vice
                       President of Corporate
                       Affairs of Avon Products,
                       Inc. She is currently a
                       Director of BellSouth
                       Corporation
                       (telecommunications), Eaton
                       Corporation (manufacturing,
                       1991), and the TJX
                       Companies, Inc. (retail
                       stores), and previously
                       served as a Director of
                       Hallmark Cards, Inc.
                       (1985-1991) and Nabisco
                       Brands, Inc. In addition,
                       she is a member of the
                       President's Advisory Council
                       of The University of Vermont
                       School of Business
                       Administration.

Nominee (Age)          Principal Occupation**          Year of Election or Appointment

Robert M. Gates        Consultant, author, and         1997
 (55)                  lecturer (1993). Mr. Gates
                       was Director of the Central
                       Intelligence Agency (CIA)
                       from 1991-1993. From 1989 to
                       1991, Mr. Gates served as
                       Assistant to the President
                       of the United States and
                       Deputy National Security
                       Advisor. Mr. Gates is a
                       Director of LucasVarity PLC
                       (automotive components and
                       diesel engines), Charles
                       Stark Draper Laboratory
                       (non-profit), NACCO
                       Industries, Inc. (mining and
                       manufacturing), and TRW Inc.
                       (original equipment and
                       replacement products). Mr.
                       Gates also is a Trustee of
                       the Forum for International
                       Policy and of the Endowment
                       Association of the College
                       of William and Mary. In
                       addition, he is a member of
                       the National Executive Board
                       of the Boy Scouts of America.

*Edward C. Johnson 3d  President, is Chairman, Chief   1984
 (68)                  Executive Officer and a
                       Director of FMR Corp.; a
                       Director and Chairman of the
                       Board and of the Executive
                       Committee of FMR; Chairman
                       and a Director of Fidelity
                       Investments Money
                       Management, Inc. (1998),
                       Fidelity Management &
                       Research (U.K.) Inc., and
                       Fidelity Management &
                       Research (Far East) Inc.

Nominee (Age)          Principal Occupation**          Year of Election or Appointment

E. Bradley Jones       Prior to his retirement in      1990
 (71)                  1984, Mr. Jones was Chairman
                       and Chief Executive Officer
                       of LTV Steel Company. He is
                       a Director of TRW Inc.
                       (original equipment and
                       replacement products),
                       Consolidated Rail
                       Corporation, Birmingham
                       Steel Corporation, and RPM,
                       Inc. (manufacturer of
                       chemical products), and he
                       previously served as a
                       Director of NACCO
                       Industries, Inc. (mining and
                       manufacturing, 1985-1995),
                       Hyster-Yale Materials
                       Handling, Inc. (1985-1995),
                       and Cleveland-Cliffs Inc.
                       (mining), and as a Trustee
                       of First Union Real Estate
                       Investments. In addition, he
                       serves as a Trustee of the
                       Cleveland Clinic Foundation,
                       where he has also been a
                       member of the Executive
                       Committee as well as
                       Chairman of the Board and
                       President, a Trustee and
                       member of the Executive
                       Committee of University
                       School (Cleveland), and a
                       Trustee of Cleveland Clinic
                       Florida.

Nominee (Age)          Principal Occupation**          Year of Election or Appointment

Donald J. Kirk         Executive-in-Residence (1995)   1987
 (66)                  at Columbia University
                       Graduate School of Business
                       and a financial consultant.
                       From 1987 to January 1995,
                       Mr. Kirk was a Professor at
                       Columbia University Graduate
                       School of Business. Prior to
                       1987, he was Chairman of the
                       Financial Accounting
                       Standards Board. Mr. Kirk is
                       a Director of General Re
                       Corporation (reinsurance),
                       and he previously served as
                       a Director of Valuation
                       Research Corp. (appraisals
                       and valuations, 1993-1995).
                       In addition, he serves as
                       Chairman of the Board of
                       Directors of National Arts
                       Stabilization Inc., Chairman
                       of the Board of Trustees of
                       the Greenwich Hospital
                       Association, Director of the
                       Yale-New Haven Health
                       Services Corp. (1998), a
                       Member of the Public
                       Oversight Board of the
                       American Institute of
                       Certified Public
                       Accountants' SEC Practice
                       Section (1995), and as a
                       Public Governor of the
                       National Association of
                       Securities Dealers, Inc.
                       (1996).

*Peter S. Lynch        Vice Chairman and Director of   1990
 (56)                  FMR. Prior to May 31, 1990,
                       he was a Director of FMR and
                       Executive Vice President of
                       FMR (a position he held
                       until March 31, 1991); Vice
                       President of Fidelity
                       Magellan Fund and FMR Growth
                       Group Leader; and Managing
                       Director of FMR Corp. Mr.
                       Lynch was also Vice
                       President of Fidelity
                       Investments Corporate
                       Services (1991-1992). In
                       addition, he serves as a
                       Trustee of Boston College,
                       Massachusetts Eye & Ear
                       Infirmary, Historic
                       Deerfield (1989) and Society
                       for the Preservation of New
                       England Antiquities, and as
                       an Overseer of the Museum of
                       Fine Arts of Boston.

Nominee (Age)          Principal Occupation**          Year of Election or Appointment

William O. McCoy       Vice President of Finance for   1997
 (65)                  the University of North
                       Carolina (16-school system,
                       1995). Prior to his
                       retirement in December 1994,
                       Mr. McCoy was Vice Chairman
                       of the Board of BellSouth
                       Corporation
                       (telecommunications, 1984)
                       and President of BellSouth
                       Enterprises (1986). He is
                       currently a Director of
                       Liberty Corporation (holding
                       company, 1984), Weeks
                       Corporation of Atlanta (real
                       estate, 1994), Carolina
                       Power and Light Company
                       (electric utility, 1996) and
                       the Kenan Transport Co.
                       (1996). Previously, he was a
                       Director of First American
                       Corporation (bank holding
                       company, 1979-1996). In
                       addition, Mr. McCoy serves
                       as a member of the Board of
                       Visitors for the University
                       of North Carolina at Chapel
                       Hill (1994) and for the
                       Kenan-Flager Business School
                       (University of North
                       Carolina at Chapel Hill,
                       1988).

Gerald C. McDonough    Chairman of G.M. Management     1989
 (70)                  Group (strategic advisory
                       services). Mr. McDonough is
                       a Director of York
                       International Corp. (air
                       conditioning and
                       refrigeration), Commercial
                       Intertech Corp. (hydraulic
                       systems, building systems,
                       and metal products, 1992),
                       CUNO, Inc. (liquid and gas
                       filtration products, 1996),
                       and Associated Estates
                       Realty Corporation (a real
                       estate investment trust,
                       1993). Mr. McDonough served
                       as a Director of
                       ACME-Cleveland Corp. (metal
                       working, telecommunications,
                       and electronic products)
                       from 1987-1996 and
                       Brush-Wellman Inc. (metal
                       refining) from 1983-1997.

Nominee (Age)          Principal Occupation**          Year of Election or Appointment

Marvin L. Mann         Chairman of the Board of        1993
 (65)                  Lexmark International, Inc.
                       (office machines, 1991).
                       Prior to 1991, he held the
                       positions of Vice President
                       of International Business
                       Machines Corporation ("IBM")
                       and President and General
                       Manager of various IBM
                       divisions and subsidiaries.
                       Mr. Mann is a Director of
                       M.A. Hanna Company
                       (chemicals, 1993) and
                       Imation Corp. (imaging and
                       information storage, 1997).

*Robert C. Pozen       Senior Vice President, is       1997
 (52)                  also President and a
                       Director of FMR (1997); and
                       President and a Director of
                       Fidelity Investments Money
                       Management, Inc. (1998),
                       Fidelity Management &
                       Research (U.K.) Inc. (1997),
                       and Fidelity Management &
                       Research (Far East) Inc.
                       (1997). Previously, Mr.
                       Pozen served as General
                       Counsel, Managing Director,
                       and Senior Vice President of
                       FMR Corp.

Thomas R. Williams     President of The Wales Group,   1989
 (70)                  Inc. (management and
                       financial advisory
                       services). Prior to retiring
                       in 1987, Mr. Williams served
                       as Chairman of the Board of
                       First Wachovia Corporation
                       (bank holding company), and
                       Chairman and Chief Executive
                       Officer of The First
                       National Bank of Atlanta and
                       First Atlanta Corporation
                       (bank holding company). He
                       is currently a Director of
                       ConAgra, Inc. (agricultural
                       products), Georgia Power
                       Company (electric utility),
                       National Life Insurance
                       Company of Vermont, American
                       Software, Inc., and
                       AppleSouth, Inc.
                       (restaurants, 1992).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 As of    December 31,     1998, the nominees, Trustees and officers
of the Trust    and each fund     owned, in the aggregate, less than
1% of each fund's outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 1998, the committee held four meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION FROM     J. Gary Burkhead**,#  Ralph F. Cox  Phyllis Burke Davis  Robert M. Gates  Edward C. Johnson
EACH FUND

Investment Grade BondB           $ 0                   $ 614         $ 614                $ 626            $ 0

Short-Term BondB,C,D              0                     348           348                  356              0

Government IncomeB                0                     105           105                  107              0

High IncomeB                      0                     896           896                  912              0

Short-Intermediate GovernmentB    0                     28            28                   29               0

TOTAL COMPENSATION FROM THE      $ 0                   $ 223,500     $ 220,500            $ 223,500        $ 0
FUND COMPLEX*,A




AGGREGATE COMPENSATION FROM     E. Bradley Jones
EACH FUND

Investment Grade BondB           $ 614

Short-Term BondB,C,D              348

Government IncomeB                105

High IncomeB                      896

Short-Intermediate GovernmentB    28

TOTAL COMPENSATION FROM THE     $ 220,000
FUND COMPLEX*,A




AGGREGATE COMPENSATION FROM     Donald J. Kirk  Peter S.  Lynch**  William O.  McCoy  Gerald C. McDonough  Marvin L.  Mann
EACH FUND

Investment Grade BondB           $ 614           $ 0                $ 626              $ 766                $ 606

Short-Term BondB,C,D              348             0                  356                435                  344

Government IncomeB                105             0                  107                131                  104

High IncomeB                      896             0                  912                1,118                884

Short-Intermediate GovernmentB    28              0                  29                 35                   28

TOTAL COMPENSATION FROM THE      $ 226,500       $ 0                $ 223,500          $ 273,500            $ 220,500
FUND COMPLEX*,A




AGGREGATE COMPENSATION FROM     Robert C. Pozen**  Thomas R. Williams
EACH FUND

Investment Grade BondB           $ 0                $ 614

Short-Term BondB,C,D              0                  348

Government IncomeB                0                  105

High IncomeB                      0                  896

Short-Intermediate GovernmentB    0                  28

TOTAL COMPENSATION FROM THE      $ 0               $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.
B Compensation figures include cash and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $164; Phyllis Burke Davis, $164; Robert M. Gates, $166; E. Bradley Jones, $164; Donald J. Kirk, $164; William O. McCoy, $166; Gerald C. McDonough, $192; Marvin L. Mann, $164; and Thomas R. Williams, $164.
D For the fiscal year ended April 30, 1998, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $138; William O. McCoy, $41; Marvin L. Mann, $138; and Thomas R. Williams, $138.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.

 For the funds' most recently completed fiscal year, the firm of Coopers & Lybrand L.L.P. acted as each fund's independent accountant. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 17, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 MASTER FEEDER AUTHORITY. The New Declaration of Trust clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company (Master Feeder Fund Structure). The Current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 4 on
page    23     seeks the approval of each fund's shareholders to adopt
a fundamental investment policy to permit investment in another open-end investment company with substantially the same investment objective and policies.

 A number of mutual funds have developed so called Master Feeder Fund Structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several feeder funds with substantially the same objective, but different distribution and servicing features to combine their investments and manage them as one master fund instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master fund. (Each feeder fund invested in a single master fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other feeder funds in the Master Feeder Fund Structure.)

 FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees have determined that a fund should invest in a master fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under a fund's investment policies (see Proposal 4), if they determine that a Master Feeder Fund Structure is in the best interest of the fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure.

 SHAREHOLDER NOTIFICATION OF TRUSTEE APPOINTMENT. The New Declaration of Trust generally provides that, in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees if, after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies. Trustees may also appoint a Trustee in anticipation of a current Trustee's retirement or resignation or in the event of an increase in the number of Trustees. The Current Declaration of Trust requires that within three months of a Trustee appointment, notification of such appointment be mailed to each shareholder of the trust. The New Declaration of Trust eliminates this notification requirement.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust may be costly. If the New Declaration of Trust is approved, shareholders would normally be notified of future Trustee appointments in the next financial report for the fund following the appointment.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for certain of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract
Amendment Provisions" on page   s 28 and 32    .

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND
PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.

 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies. Adoption of the policy would allow a fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).

 Participation in a Master Feeder Fund Structure would allow a fund to combine its assets with other funds having substantially the same investment objective and policies, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," a fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management. For example, if FMR managed three funds all with the same investment objective and policies, a Master Feeder Fund Structure would allow FMR to manage one combined fund (rather than three), but still offer three distinct products, each having different servicing features and pricing (e.g., one distinct product for retail investors, a second for institutional investors and a third for foreign investors). The purpose of a Master Feeder Fund Structure would be to allow FMR to manage only one fund in each investment discipline (Master Fund), but still be able to offer that investment discipline with a variety of different servicing features and pricing (Feeder Funds). The Master Feeder Fund Structure is explained in more detail below. A diagram comparing a typical "stand alone" fund structure to a Master Feeder Fund Structure is attached to this Proxy Statement as Exhibit 2.

 If the proposal is approved by shareholders, the Trustees will only authorize investing a fund's assets in a Master Fund if they determine that a Master Feeder Fund Structure is in the best interests of the fund's shareholders, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders.

 THE MASTER FEEDER FUND STRUCTURE. The term "Master Feeder Fund Structure" refers to a two-tiered arrangement in which typically one or more mutual funds with substantially identical investment objectives (the Feeder Funds) combine their assets by investing in a single investment company having the same investment objective (the Master Fund). The Feeder Funds sell their shares to the public and invest all of their assets in shares of the Master Fund. In turn, the Master Fund, in accordance with its and the Feeder Funds' common investment objective, invests its assets in appropriate portfolio securities (e.g., stocks, bonds, or money market instruments). The Master Fund is not offered to the public: it sells its shares only to the Feeder Funds. The individual Feeder Funds are generally sold through different distribution channels to discrete targeted markets, such as retail investors, institutional investors or foreign investors. Administrative and service features will vary among Feeder Funds depending upon the level of service sought by the fund's investors. Simply stated, the Master Feeder Fund Structure consolidates portfolio management and related functions at the Master Fund (or bottom tier) level and segregates marketing and distribution to the Feeder Fund (or top tier) level.

 The Master Feeder Fund Structure may offer certain advantages over more traditional "stand alone" funds. For example, participating Feeder Funds may achieve economies of scale by sharing among a greater number of investment dollars fixed expenses of portfolio management and fund administration. Feeder Funds may also be able to achieve greater diversification by means of a larger portfolio of securities than could be achieved by individual funds. In short, the Master Feeder Fund Structure gives participating Feeder Funds the ability to tailor services and fees for particular market segments while providing the economies of scale available to a larger fund.

 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interests of a fund to adopt such a structure at a future date.

 At present, certain of a fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in a Master Fund and would require a vote of shareholders before the fund could participate in a Master Feeder Fund Structure. These policies include a fund's limitations on concentration, diversification, and underwriting. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders approve the proposal to permit each fund to invest its assets in a single Master Fund, without a further vote of shareholders. If shareholders approve this proposal, the above-mentioned restrictive policies would no longer preclude a fund's investment in a Master Fund.

 To allow possible future implementation of a Master Feeder Fund Structure, an amendment to the Declaration of Trust is also proposed. Proposal 3 requests approval for the adoption of an amended and restated Declaration of Trust (New Declaration of Trust) that would allow the Trustees to authorize each fund's conversion to a Master Feeder Fund Structure when permitted by its policies. This proposal would add a fundamental policy for each fund that permits the Master Feeder Fund Structure.

 DISCUSSION. As discussed above, FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services. Were these comparable funds to combine their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.

 A fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger fund. Were a fund to invest all of its assets in a Master Fund, it would hold only a single investment security (i.e., shares of the Master Fund). The Master Fund, in turn, would directly invest in individual securities pursuant to its investment objective (which would be identical to the fund's investment objective). The Master Fund would be managed by FMR or an affiliate, such as Fidelity Investments Money Management, Inc. in the case of a money market fund.

 The Trustees would retain the right to withdraw a fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.

 If, as a Feeder Fund, a fund is asked to vote at a shareholder meeting of the Master Fund, the fund, if required by applicable law or its policies, would hold a meeting of its shareholders to vote on the matters to be considered at the Master Fund shareholder meeting. A fund would cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.

 At present, the Trustees have not considered any specific proposal to authorize a Master Feeder Fund Structure. As mentioned, the Trustees will authorize investing a fund's assets in a Master Fund only if they determine that a Master Feeder Fund Structure is in the best interests of the fund's shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.

 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to a fund may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.

 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:

 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."

 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund that states:

 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY INVESTMENT GRADE BOND FUND AND FIDELITY SHORT-TERM BOND FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from a fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of a fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of a fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract
Amendment Provisions" on page    31     for more details. THE AMENDED
CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on
page    42    .)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the form of Amended Contract, marked to indicate the proposed amendments,
is supplied as Exhibit 3 on page    56    . Except for the
modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts of Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond
Fund" beginning on page    42    .) If approved by shareholders, the
Amended Contract will take effect on May 1, 1999 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of a fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1999, and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of a fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $156 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets
under management by FMR)   . T    he Group Fee Rate declines    as
assets under management by FMR increase    . The Amended Contract
would not change the group fee calculation for assets under management by FMR of $156 billion or less. Above $156 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in a fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds eleven new fee breakpoints for assets under FMR's management above $156 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts of Fidelity Investment Grade Bond Fund
and Fidelity Short-Term Bond Fund" beginning on page    43    .)

GROUP FEE RATE BREAKPOINTS

Average Group Assets ($           Present Contract*  Average Group Assets ($           Amended Contract
billions)                                            billions)

 120                     -   174  .1450%              120                     -   156  .1450%

Over                         174  .1400%              156                     -   192  .1400%

                                                      192                     -   228  .1350%

                                                      228                     -   264  .1300%

                                                      264                     -   300  .1275%

                                                      300                     -   336  .1250%

                                                      336                     -   372  .1225%

                                                      372                     -   408  .1200%

                                                      408                     -   444  .1175%

                                                      444                     -   480  .1150%

                                                      480                     -   516  .1125%

                                                      Over                        516  .1100%



 The result at various levels of group net assets is illustrated by the table below.

   EFFECTIVE Annual GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .1736%             .1736%

200                            .1658%             .1652%

250                            .1606%             .1587%

300                            .1572%             .1536%

350                            .1547%             .1494%

400                            .1529%             .1459%

450                            .1515%             .1427%

500                            .1503%             .1399%

550                            .1494%             .1372%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.

 Average assets under FMR's management for    December     1998 were
approximately $   669     billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended    December
    1998, average assets under management by FMR were approximately
$   669     billion. Each fund's management fee rate under the Amended
Contract for the month ended    December     31, 1998, would have been
 .   4324    %, compared to .   4477    % under the Present Contract.
The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under management by FMR exceed $156 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended
April 30, 1998, to the management fee each fund would have incurred if the Amended Contract had been in effect.


                               Present Contract Management  Amended Contract Management Fee  Percentage Difference
                               Fee*

Fidelity Investment Grade       $7,275,768                   $7,078,821                       (2.7%)
Bond Fund

Fidelity Short-Term Bond Fund   $3,968,228                   $3,862,104                       (2.7%)



* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.

 The following chart compares each fund's management fee under the terms of the Present Contract for the twelve month period ended
   December     31, 1998, to the management fee each fund would have
incurred if the Amended Contract had been in effect.


                               Present Contract Management  Amended Contract Management Fee  Percentage Difference
                               Fee*

Fidelity Investment Grade       $8,708,376                   $8,435,659                       (3.1%)
Bond Fund

Fidelity Short-Term Bond Fund   $3,781,368                   $3,663,358                       (3.1%)



* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of a fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of a fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of a fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets,
(4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT, INCLUDING A MANAGEMENT FEE STRUCTURE CHANGE, FOR FIDELITY HIGH INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract changes the fund's current "all inclusive" management fee arrangement to a "group fee" arrangement that is standard for other Fidelity bond funds. The change in the fund's management fee structure is discussed in more detail below. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of
Management Contract Amendment Provisions" on page    38     for more
details.

 MODIFICATION OF MANAGEMENT FEE STRUCTURE. The proposed management fee structure differs significantly from the fund's current management fee structure. Under the terms of the fund's existing management contract (Present Contract), the fund pays an all-inclusive management fee to FMR that covers substantially all fund expenses. Specifically, under the Present Contract, FMR pays the fund's operating expenses, with limited exceptions. In contrast, under the terms of the Amended Contract, the fund would pay its management fee and other expenses separately. FMR would no longer pay the fund's other expenses.

 If approved, the proposed group fee structure will result in a lower management fee. Under the proposed group fee structure, the fund's total operating expense ratio may, however, exceed its current rate of 0.80%. If the Amended Contract is approved, FMR has voluntarily agreed to limit the fund's total operating expense ratio to 0.80% of the fund's average net assets through December 31, 2000. See "Comparison
of Management Fees and Total Expenses" on page    37     for more
detailed information on the financial effects of changing to the proposed group fee structure.

 The fund's current management fee is an annual percentage of the fund's average net assets and is calculated and paid monthly. Under the Present Contract, the fund pays FMR a management fee at an annual rate of 0.80% of the fund's average daily net assets. Under the terms of the Present Contract, FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage fees and commissions; and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that the fund pays FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 The Amended Contract would replace the fund's existing all-inclusive management fee structure with a group fee structure that is standard for other Fidelity bond funds. Under the terms of the Amended
Contract, the fund would pay a management fee as well as its other expenses.

 Under the Amended Contract, the fund's management fee would be calculated by adding a Group Fee Rate to an Individual Fund Fee Rate and multiplying the result by the fund's average net assets. The Group Fee Rate varies based upon the monthly average of the net assets of all registered investment companies having management contracts with
FMR (assets under management by FMR).    T    he Group Fee Rate
declines    as assets under management by FMR increase    . The
Individual Fund Fee Rate is a fixed rate specific to the fund. Under the Amended Contract, the fund's Individual Fund Fee Rate would equal 0.45%.

 The fund's proposed Group Fee Rate would be calculated according to the graduated schedule below. The schedule provides for different fee rates for different levels of assets under management by FMR. As illustrated in the table, the rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when the total assets managed by FMR increase.

GROUP FEE RATE SCHEDULE

Average Group Assets                   Annualized Rate

0                      -   $3 billion  .3700%

3                      -   6           .3400

6                      -   9           .3100

9                      -   12          .2800

12                     -   15          .2500

15                     -   18          .2200

18                     -   21          .2000

21                     -   24          .1900

24                     -   30          .1800

30                     -   36          .1750

36                     -   42          .1700

42                     -   48          .1650

48                     -   66          .1600

66                     -   84          .1550

84                     -   120         .1500

120                    -   156         .1450

156                    -   192         .1400

192                    -   228         .1350

228                    -   264         .1300

264                    -   300         .1275

300                    -   336         .1250

336                    -   372         .1225

372                    -   408         .1200

408                    -   444         .1175

444                    -   480         .1150

480                    -   516         .1125

Over                       516         .1100


 Average assets under management by FMR for    December     1998 were
approximately $   669     billion.

 Under the Amended Contract, in addition to the management fee, the fund will pay all of its other operating expenses, including (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the trust or FMR; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the trust and the fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders;
(viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations; (ix) a pro rata share, based on relative net assets of the fund and other registered investment companies having Advisory and Service or Management Contracts with FMR, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Trustees and officers with respect thereto.

 Lastly, under the fund's current all-inclusive management fee arrangement, shareholders currently have the right to vote on any expense increases over 0.80% of average net assets. Under the Amended Contract, shareholders would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on other expense increases.

 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. As indicated below, if the Amended Contract is approved, the fund's management fee will decrease; although the fund's total operating expense ratio may increase. If the Amended Contract is approved, FMR has voluntarily agreed to limit the fund's total operating expense ratio to 0.80% of its average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After December 31, 2000, the fund's total operating expense ratio could increase and could exceed the fund's current 0.80% all-inclusive
management fee.    However, at     the level of assets under
management by FMR for    December     1998 ($   669     billion),
changing from the fund's current 0.80% all-inclusive management fee rate to the proposed group fee structure (without any expense reimbursement) would result in an estimated total operating expense
ratio for the fund of 0.   74    %    for the twelve month period
ended December 31, 1998.

 The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended April 30, 1998, to the management fee that the fund would have incurred under the Amended Contract if it had been in effect during that period.


Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$19,310,966                  $14,179,595                  (26.6%)



   * Under the Present Contract, FMR pays substantially all fund expenses from the 0.80% management fee it receives from the fund. Under the Amended Contract, FMR is not responsible for paying the fund's expenses; the fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page for more details.

 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended
   December 31    , 1998, to the management fee that the fund would
have incurred under the Amended Contract if it had been in effect during that period.


Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$23,368,077                  $17,076,141                  (26.9%)



* Under the Present Contract, FMR pays substantially all fund expenses from the 0.80% management fee it receives from the fund. Under the Amended Contract, FMR is not responsible for paying the fund's expenses; the fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page for more details.

COMPARATIVE EXPENSE TABLE

 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended April 30, 1998 under the Present Contract and if the Amended Contract had been in effect during the same period.

 The following figures are based on historical expenses adjusted to reflect current fees and are calculated as a percentage of average net assets.

                          Present Contract*  Amended Contract*

Management Fee            0.80%              0.59%

Rule 12b-1 Fee            none               none

Other Expenses            0.00%              0.16%

Total Operating Expenses  0.80%              0.75%


* Under the Present Contract, FMR pays substantially all fund expenses from the 0.80% management fee it receives from the fund. Under the Amended Contract, FMR is not responsible for paying the fund's expenses; the fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page for more details.

 Example: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $8      $26      $44      $99

Amended Contract  $8      $24      $42      $93


 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 EFFECTIVE DATE OF AMENDED CONTRACT. If approved by shareholders, the Amended Contract will take effect on May 1, 1999 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1999, and thereafter only as long as its continuance is approved at least annually as above. A copy of the form of Amended Contract, marked to indicate the proposed amendments, is
supplied as Exhibit 4 on page        . Except for the material
modifications discussed in this proposal, the Amended Contract is substantially the same as the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity High Income Fund"
beginning on page    49    .)

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds, and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets,
(4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustee considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modifications to the management fee structure, that is the implementation of the Group Fee Rate structure and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

7. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR
FIDELITY INVESTMENT GRADE BOND FUND, FIDELITY SHORT-TERM BOND FUND, AND FIDELITY HIGH INCOME FUND.

 In conjunction with its portfolio management responsibilities on behalf of each fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve an amended sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of each fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to each fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of each fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by each fund to FMR.

 On September 17, 1998, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.

 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to each fund (the Current Agreement). The Current Agreement, dated November 1, 1989, (Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund) and November 1, 1993 (Fidelity High Income Fund) was approved by each fund's shareholders on October 18, 1989 (Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund) and October 20, 1993 (Fidelity High Income Fund). A copy of the form of Proposed Agreement is attached to this Proxy Statement as Exhibit 5.

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and
Management of FMR U.K. and FMR Far East" on page    50    .

 Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT EACH FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.

 For the fiscal year ended April 30, 1998, no fees were paid by FMR to FMR U.K. on behalf of the funds.
 Under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of each fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.

 The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.

 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until June 30, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund.

 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to each fund, if the Proposed Agreement is not approved, FMR will continue to manage that fund under its current Management Contract and the Current Agreement with FMR U.K. will remain in effect.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY INVESTMENT GRADE BOND FUND, FIDELITY SHORT-TERM BOND FUND, AND FIDELITY HIGH INCOME FUND.

 In conjunction with its portfolio management responsibilities on behalf of each fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve an amended sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of each fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to each fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of each fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by each fund to FMR.

 On September 17, 1998, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.

 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to each fund (the Current Agreement). The Current Agreement, dated November 1, 1989 (Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund) and November 1, 1993 (Fidelity High Income Fund), was approved by each fund's shareholders on October 18, 1989 (Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond
Fund) and October 20, 1993 (Fidelity High Income Fund). A copy of the form of Proposed Agreement is attached to this Proxy Statement as
Exhibit 6.

 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and
Management of FMR U.K. and FMR Far East" on page    52    .

 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current Agreement with FMR Far East, FMR, NOT EACH FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.

 For the fiscal year ended April 30, 1998, no fees were paid by FMR to FMR Far East on behalf of the funds.

 Under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.

 The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.

 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until June 30, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund.

 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to each fund, if the Proposed Agreement is not approved, FMR will continue to manage that fund under its current Management Contract and the Current Agreement with FMR Far East will remain in effect.

9. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY INVESTMENT GRADE BOND FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies from the fund's investment objective. The elimination of these policies will allow the fund to more clearly communicate its investment objective and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies like the fund to register under the Investment Company Act of 1940 and the Securities Act of 1933). The elimination of these investment policies is not expected to have any material
   e    ffect on the investment strategies or performance of the fund.

 DISCUSSION OF PROPOSED MODIFICATIONS. The fund's investment objective, including certain related investment policies describing investment strategies, currently reads as follows:

 "The fund seeks to provide a high rate of income, consistent with reasonable risk, by investing in a broad range of fixed-income securities. In addition, the fund seeks to protect your capital. Where appropriate, the fund will take advantage of opportunities to realize capital appreciation."

 The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

 If the proposal is approved, the fund's fundamental investment objective would read as follows (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund seeks [to provide] a high [rate] ((level)) of ((current)) income [, consistent with reasonable risk, by investing in a broad range of fixed-income securities. In addition, the fund seeks to protect your capital. Where appropriate, the fund will take advantage of opportunities to realize capital appreciation]."

 As indicated above, if the proposal is approved, the fundamental investment policies currently incorporated into the fund's fundamental investment objective would be eliminated from the objective. The eliminated policies are currently described elsewhere in the fund's
disclosure.    ELIMINATING THE POLICIES FROM THE FUND'S INVESTMENT
OBJECTIVE IS NOT EXPECTED TO MATERIALLY AFFECT THE INVESTMENT
STRATEGIES OR PERFORMANCE OF THE FUND.     Eliminating the policies
from the fund's investment objective    also     will allow the fund
to comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment objective and policies, and will allow the fund to more clearly communicate its investment objective and strategies to shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the policies will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies will remain unchanged.

10. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF SHORT-TERM
BOND FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies from the fund's investment objective. The elimination of these policies will allow the fund to more clearly communicate its investment objective and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies like the fund to register under the Investment Company Act of 1940 and the Securities Act of 1933). The elimination of these investment policies is not expected to have any material
   e    ffect on the investment strategies or performance of the fund.

 DISCUSSION OF PROPOSED MODIFICATIONS. The fund's investment objective, including certain related investment policies describing investment strategies, currently reads as follows:

 "The fund seeks to obtain a high level of current income, consistent with preservation of capital, by investing primarily in a broad range of fixed-income securities."

 The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

 If the proposal is approved, the fund's fundamental investment objective would read as follows (deleted language is [bracketed]):

 "The fund seeks to obtain a high level of current income[,] consistent with preservation of capital[, by investing primarily in a broad range of fixed-income securities]."

 As indicated above, if the proposal is approved, the fundamental investment policies currently incorporated into the fund's fundamental investment objective (i.e., "by investing primarily in a broad range of fixed-income securities") would be eliminated from the objective. The eliminated policies are currently described elsewhere in the
fund's disclosure.    ELIMINATING THE POLICIES FROM THE FUND'S
INVESTMENT OBJECTIVE IS NOT EXPECTED TO MATERIALLY AFFECT THE
INVESTMENT STRATEGIES OR PERFORMANCE OF THE FUND.     Eliminating the
policies from the fund's investment objective    also     will allow
the fund to comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment objective and policies, and will allow the fund to more clearly communicate its investment objective and strategies to shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the policies will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies will remain unchanged.

11. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF SPARTAN GOVERNMENT INCOME FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies from the fund's investment objective. The elimination of these policies will allow the fund to more clearly communicate its investment objective and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies like the fund to register under the Investment Company Act of 1940 and the Securities Act of 1933). The elimination of these investment policies is not expected to have any material
   e    ffect on the investment strategies or performance of the fund.

 DISCUSSION OF PROPOSED MODIFICATIONS. The fund's investment objective, including certain related investment policies describing investment strategies, currently reads as follows:

 "The fund seeks a high level of current income by investing principally in U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities)."

 The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

 If the proposal is approved, the fund's fundamental investment objective would read as follows (deleted language is [bracketed]):

 "The fund seeks a high level of current income [by investing principally in U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities)]."

 As indicated above, if the proposal is approved, the fundamental investment policies currently incorporated into the fund's fundamental investment objective (i.e., "by investing principally in U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities)") would be eliminated from the objective. The eliminated policies are currently described
elsewhere in the fund's disclosure.    ELIMINATING THE POLICIES FROM
THE FUND'S INVESTMENT OBJECTIVE IS NOT EXPECTED TO MATERIALLY AFFECT
THE INVESTMENT STRATEGIES OR PERFORMANCE OF THE FUND.     Eliminating
the policies from the fund's investment objective    also     will
allow the fund to comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment objective and policies, and will allow the fund to more clearly communicate its investment objective and strategies to shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the policies will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies will remain unchanged.

12. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY HIGH INCOME FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies from the fund's investment objective. The elimination of these policies will allow the fund to more clearly communicate its investment objective and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies like the fund to register under the Investment Company Act of 1940 and the Securities Act of 1933). The elimination of these investment policies is not expected to have any material
   e    ffect on the investment strategies or performance of the fund.

 DISCUSSION OF PROPOSED MODIFICATIONS. The fund's investment objective, including certain related investment policies describing investment strategies, currently reads as follows:

 "The fund seeks a high level of current income by investing primarily in high-yielding, fixed-income securities. In pursuing this objective, growth of capital may also be considered when consistent with the fund's objective of seeking high current income."

 The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

 If the proposal is approved, the fund's fundamental investment objective would read as follows (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund seeks a high level of current income((.)) [by investing primarily in high-yielding, fixed-income securities. In pursuing this objective,] [g]((G))rowth of capital may also be considered [when consistent with the fund's objective of seeking high current income]."

 As indicated above, if the proposal is approved, the fundamental investment policies currently incorporated into the fund's fundamental investment objective (i.e., "by investing primarily in high-yielding, fixed-income securities" and "when consistent with the fund's objective of seeking high current income") would be eliminated from the objective. The eliminated policies are currently described
elsewhere in the fund's disclosure.    ELIMINATING THE POLICIES FROM
THE FUND'S INVESTMENT OBJECTIVE IS NOT EXPECTED TO MATERIALLY AFFECT
THE INVESTMENT STRATEGIES OR PERFORMANCE OF THE FUND.     Eliminating
the policies from the fund's investment objective    also     will
allow the fund to comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment objective and policies, and will allow the fund to more clearly communicate its
investment objective    -     and its secondary objective, growth of
capital    -     and strategies to shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the policies will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies will remain unchanged.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 The primary purpose of Proposals 1   3     through 16 is to revise
several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.

 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

13. TO AMEND SPARTAN GOVERNMENT INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.

 The fund's fundamental investment limitation concerning real estate currently states:

 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."

 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate (additional language is ((underlined))):

 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities ((or other instruments)) (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."

 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See
"Adoption of Standardized Investment Limitations" on page        .) If
the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

14. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
DIVERSIFICATION TO EXCLUDE "SECURITIES OF OTHER INVESTMENT COMPANIES" FROM THE LIMITATION FOR EACH FUND.

 Fidelity Investment Grade Bond Fund's, Fidelity Short-Term Bond
Fund's, and Spartan Short-Intermediate Government Fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The Trustees recommend that shareholders of Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Spartan
Short-Intermediate Government Fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification
(additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. [g]((G))overnment or any of its agencies or instrumentalities((, or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 Spartan Government Income Fund's and Fidelity High Income Fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer."

 The Trustees recommend that shareholders of Spartan Government Income Fund and Fidelity High Income Fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification
(additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not ((with respect to 75% of the fund's total assets,)) purchase the securities of any issuer (other than [obligations] ((securities)) issued or guaranteed by the [government of the United States] ((U.S. Government)) or ((any of)) its agencies or instrumentalities((, or securities of other investment companies))) if, as a result, (a) more than [25%] ((5%)) of the [value of its] ((fund's)) total assets would be invested in the securities of [a single] ((that)) issuer, or (b) [with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in] the ((fund would hold more than 10% of the outstanding voting)) securities of [a single] ((that)) issuer."

 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies.

 For Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Short-Intermediate Government Fund, Spartan Government Income Fund, and Fidelity High Income Fund, the amended fundamental diversification limitation makes the following change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.

 In addition, for Spartan Government Income Fund and Fidelity High Income Fund, the amended fundamental diversification limitation makes the following change from the current limitation: it would allow each fund, with respect to 25% of its total assets, to hold more than 10% of the voting securities of any issuer. Each fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer and will now be required to invest 75% of its total assets so that it owns no more than 10% of the voting securities of any such issuer. FMR does not expect that approval of this proposal will materially affect the way in which a fund is managed with regard to the fund's holding more than 10% of the voting securities of an issuer. Currently, each fund has a non-fundamental investment limitation that requires it to invest 75% of its total assets so that it owns no more than 10% of the voting securities of any one issuer.

 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.

15. TO AMEND FIDELITY SHORT-TERM BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

 The fund's current fundamental investment limitation concerning underwriting states:

 "The fund may not underwrite securities issued by others, except to the extent that the sale of restricted securities or the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting."

 The trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental limitation governing underwriting (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not underwrite securities issued by others, except to the extent that the [sale of restricted securities or the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting] ((fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."))

 The primary purpose of the proposed amendment is to clarify the fund's fundamental policy with respect to underwriting. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized
Investment Limitations" on page        .) If the proposal is approved,
the new limitation may not be changed without the approval of shareholders.

        Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

16. TO AMEND EACH OF FIDELITY SHORT-TERM BOND FUND'S AND FIDELITY HIGH INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE
CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

 Fidelity Short-Term Bond Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry."

 The Trustees recommend that shareholders of Fidelity Short-Term Bond Fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. [g]((G))overnment or ((any of)) its agencies or instrumentalities) if, as a result, more than 25% of the [value of its] ((fund's)) total assets would be invested in ((the)) securities of companies [having their] ((whose)) principal business activities ((are)) in the same industry."

 Fidelity High Income Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."

 The Trustees recommend that shareholders of Fidelity High Income Fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not purchase the securities of any issuer (other than [obligations] ((securities)) issued or guaranteed by the [government of the United States] ((U.S. Government)) or ((any of)) its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets [(taken at current value)] would be invested in the securities of [issuers having their] ((companies whose)) principal business activities ((are)) in the same industry."

 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See
"Adoption of Standardized Investment Limitations" on page        .) If
the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.

 Adoption of the proposed amended limitation on concentration is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by each fund.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund And its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

 In addition to Proposals 1, 2, 3, 4 and 14 included in this Proxy Statement, shareholders of Spartan Short-Intermediate Government Fund will be asked at the Meeting to vote on an additional item: the proposed merger of Spartan Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund (the Reorganization). The Reorganization is explained in detail in a separate proxy statement/prospectus (the Proxy/Prospectus) mailed with this Proxy Statement to Spartan Short-Intermediate Government Fund shareholders. If Spartan Short-Intermediate Government Fund shareholders approve the Reorganization, the fund would cease to exist on the Closing Date (defined below) and shareholders of Spartan Short-Intermediate Government Fund would become shareholders of Fidelity Intermediate Government Income Fund. If the Reorganization is not approved, Spartan Short-Intermediate Government Fund will continue as a series of Fidelity Fixed-Income Trust and will be subject to any changes resulting from the approval of Proposals 1, 2, 3, 4 and 14.

 The following paragraphs summarize certain information contained in the Proxy/Prospectus.

 THE PROPOSED REORGANIZATION. Shareholders of Spartan Short-Intermediate Government Fund will be asked at the Meeting to
vote upon and approve    the     Reorganization and the Agreement and
Plan of Reorganization, which provides for the acquisition by Fidelity Intermediate Government Income Fund of all of the assets of Spartan Short-Intermediate Government Fund in exchange solely for shares of Fidelity Intermediate Government Income Fund and the assumption by Fidelity Intermediate Government Income Fund of the liabilities of Spartan Short-Intermediate Government Fund. Spartan Short-Intermediate Government Fund will then distribute the shares of Fidelity Intermediate Government Income Fund to its shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Intermediate Government Income Fund equal in value to the aggregate net asset value of the shareholder's shares of Spartan Short-Intermediate Government Fund on the Closing Date (defined below). The exchange of Spartan Short-Intermediate Government Fund's assets for Fidelity Intermediate Government Income Fund's shares will occur as of the close of business of the New York Stock Exchange
(NYSE) on April 22, 1999, or such other time and date as the parties may agree (the Closing Date). Spartan Short-Intermediate Government Fund will then be liquidated as soon as practicable thereafter.

 Spartan Short-Intermediate Government Fund has received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to Spartan Short-Intermediate Government Fund or to its shareholders. The rights and privileges of the former shareholders of Spartan Short-Intermediate Government Fund will be effectively unchanged by the Reorganization, except as described under the heading "Forms of Organization" in the Proxy /Prospectus.

 INVESTMENT OBJECTIVES AND POLICIES. Spartan Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund have substantially similar investment objectives: to seek a high level of current income as is consistent with the preservation of capital. The funds invest only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities under normal conditions. FMR, the funds' investment adviser, normally invests at least 65% of each fund's total assets in U.S. Government securities and in repurchase agreements for U.S. Government securities.

 The main differences between the funds are their average maturity and their interest rate risk. Spartan Short-Intermediate Government Fund seeks to maintain an average maturity between two and five years and is managed to have similar overall interest rate risk to an index of U.S. Government bonds with maturities between one and five years. Fidelity Intermediate Government Income Fund, by contrast, seeks to maintain an average maturity between three and ten years, and is managed to have similar overall interest rate risk to an index of U.S. Government bonds with maturities between one and ten years. Fidelity Intermediate Government Income Fund, therefore, has a longer average maturity and greater interest rate risk than Spartan Short-Intermediate Government Fund.

 EXPENSE STRUCTURES. Spartan Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund have similar contractual expense structures. Both funds pay a monthly management fee to FMR. Spartan Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund each pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of each fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

 In sum, the proposed    merger     would provide Spartan
Short-Intermediate Government Fund shareholders with the opportunity to participate in a larger, similar fund with greater interest rate risk and expenses guaranteed to be lower than Spartan Short-Intermediate Government Fund's for more than two years. Greater interest rate risk would likely result in better relative performance during periods of falling interest rates and worse relative performance during periods of rising interest rates. Fidelity Intermediate Government Income Fund has had better historical performance and greater interest rate risk than Spartan Short-Intermediate Government Fund.

 If any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 7 beginning on page    87    .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Dwight D. Churchill, Bart A. Grenier, Kevin E. Grant, Andrew J. Dudley, Curt Hollingsworth, and Thomas T. Soviero are currently officers of the trust and officers or employees of FMR or
FMR Corp. With the exception of Mr. Costello, Mr. Silver, and    Mr.
Dudley    , all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period May 1, 1997 through December 31, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM    (the successor to FMR Texas Inc.)     is a wholly owned
subsidiary of FMR formed in 1997 to provide portfolio management
services to    certain Fidelity     funds and investment advice with
respect to    fixed-income     instruments.

 Funds with investment objectives similar to Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and
Expense Ratios in Exhibit 7 beginning on page    88    .

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; and Chairman and a Director of FMR U.K. and FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; President and a Director of FMR; and President and a Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

 Funds with investment objectives similar to Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 7 beginning on page 88.

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS OF FIDELITY INVESTMENT GRADE BOND FUND AND FIDELITY SHORT-TERM BOND FUND

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal 5.

 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity
Investment Grade Bond Fund and Fidelity Short-Term Bond Fund for the fiscal year ended April 30, 1998 amounted to $4,205,000 and $2,168,000, respectively.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is each fund's manager pursuant to a management contract dated November 1, 1993, which was approved by shareholders on October 20, 1993. For Fidelity Investment Grade Bond Fund, shareholder approval had been requested to increase the individual fund fee rate from 0.20% to 0.30%. For Fidelity Short-Term Bond Fund, shareholder approval had been requested to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remain above $120 billion.

 For the services of FMR under each management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $626 billion of group net assets - the approximate level for April 1998 - was 0.1339%, which is the weighted average of the respective fee rates for each level of group net assets up to $626 billion.

 On January 1, 1996, August 1, 1994, and November 1, 1993, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.




GROUP FEE RATE SCHEDULE                                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets                   Annualized Rate  Group Net Assets  Effective Annual Fee Rate

0                      -   $3 billion  .3700%           $0.5 billion      .3700%

3                      -   6           .3400            25                .2664

6                      -   9           .3100            50                .2188

9                      -   12          .2800            75                .1986

12                     -   15          .2500            100               .1869

15                     -   18          .2200            125               .1793

18                     -   21          .2000            150               .1736

21                     -   24          .1900            175               .1690

24                     -   30          .1800            200               .1652

30                     -   36          .1750            225               .1618

36                     -   42          .1700            250               .1587

42                     -   48          .1650            275               .1560

48                     -   66          .1600            300               .1536

66                     -   84          .1550            325               .1514

84                     -   120         .1500            350               .1494

120                    -   156         .1450            375               .1476

156                    -   192         .1400            400               .1459

192                    -   228         .1350            425               .1443

228                    -   264         .1300            450               .1427

264                    -   300         .1275            475               .1413

300                    -   336         .1250            500               .1399

336                    -   372         .1225            525               .1385

372                    -   408         .1200            550               .1372

408                    -   444         .1175

444                    -   480         .1150

480                    -   516         .1125

Over                       516         .1100



 Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for April 1998, each fund's annual management fee rate would be calculated as follows:


                               Group Fee Rate     Individual  Fund Fee Rate     Management Fee Rate

Fidelity Investment Grade      0.1339%         +  0.30%                      =  0.4339%
Bond Fund

Fidelity Short-Term Bond Fund  0.1339%         +  0.30%                      =  0.4339%



 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During the fiscal year ended April 30, 1998, FMR received
$   7,078,821    , and    3,862,104     for its services as investment
adviser to Fidelity Investment Grade Bond Fund and Fidelity Short-Term
Bond Fund, respectively. This fee was equivalent to    0.44    % of
the average net assets of    each fund    .

 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 FMR has voluntarily agreed, subject to revision or termination, to reimburse Fidelity Short-Term Bond Fund to the extent that its total
operating expenses, as a percentage of its average net assets   ,
exceed 0.65%.

PRESENT MANAGEMENT CONTRACT OF FIDELITY HIGH INCOME FUND

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal 6.

 FMR is responsible for the payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program.

 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 FMR is the fund's manager pursuant to a management contract dated November 1, 1993, which was approved by shareholders on October 20, 1993. Shareholder approval had been requested to increase the management fee rate from 0.70% to 0.80%. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.80% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended April 30, 1998 from the fund were
$19,31   0,966    .

 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 SUB-ADVISORY AGREEMENTS FOR FIDELITY INVESTMENT GRADE BOND FUND,
FIDELITY SHORT-TERM BOND FUND, AND FIDELITY HIGH INCOME FUND

 On behalf of Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to each fund. Under the sub-advisory agreements, dated January 1, 1999, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

 On behalf of Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. Fidelity Investment Grade Bond Fund's and Fidelity Short-Term Bond Fund's sub-advisory agreements, dated November 1, 1989, were approved by shareholders of each fund on October 18, 1989. Fidelity High Income Fund's sub-advisory agreements, dated November 1, 1993, were approved by shareholders of the fund on October 20, 1993.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

 For the fiscal year ended April 30, 1998, no fees were paid by FMR to FMR U.K. or FMR Far East on behalf of the funds.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

 For the fiscal year ended April 30, 1998, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Government Income Fund, and Spartan Short-Intermediate Government Fund paid no brokerage commissions to affiliated brokers. During the fiscal year ended April 30, 1998, Fidelity High Income Fund paid brokerage commissions of $21,000 to NFSC. During the fiscal year ended April 30, 1998, this amounted to approximately 7.1% of the aggregate brokerage commissions paid by the fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of    Fidelity Service Company,
Inc., P.O. Box 789, Boston, Massachusetts 02102    , whether other
persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

   FIX-pxs-0299 CUSIP#316146109/FUND#026
   1.713848.100 CUSIP#316146208/FUND#450
                CUSIP#316146307/FUND#453
                CUSIP#316146406/FUND#455
                CUSIP#316146505/FUND#474

EXHIBIT 1
FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST
[DATED MARCH 17, 1994]

 The language to be added to the current Declaration of Trust is ((underlined,)) and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

 AMENDED AND RESTATED DECLARATION OF TRUST, made [March 17,
1994]___________, ((1999)) by each of the trustees whose signature is affixed hereto (the "trustees").

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust)) to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on September 5, 1984 by Edward
C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this ((Amended and Restated)) Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 SECTION 1. This Trust shall be known as "Fidelity Fixed-Income
Trust."

DEFINITIONS

 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

  (a) The [T]((t))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act [as amended from time to time], ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;))

  (b)(("Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

  (c)(( "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

  (d)(("Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

  [(c)](((e)))"Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

  [(d)](((f)))"Shareholder" means a record owner of Shares of the Trust;

  [(f)](((g)))"Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust or)) each Series shall be divided from time to time, [and includes fractions of shares] ((including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares)) as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or [other] ((state)) securities laws; [and]

  (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III((;)) [.]

  [(b)](((i)))The "Trust" refers to Fidelity Fixed-Income Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

  [(e)](((j)))The "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

  [(g)](((k)))The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

 The [P]((p))urpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited [and each]((.
Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders of ((any Series or Class of)) the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine((;)) (((b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser number((; (c))) to classify or reclassify any issued Shares into one or more Series ((or Classes)) of Shares((; (d))) to abolish any one or more Series ((or Classes)) of Shares((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash, [or] securities, ((or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, ((except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustee((s)), in their sole discretion((,)) deem fair and equitable ((and shall be referred to as "liabilities belonging to" that Series or Class.)) Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. [In case any holder of record of Shares of a particular Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or principal underwriter of the Series shall purchase his said Shares, but only at the Net asset Value thereof (as described in Section 3 thereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.] ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

((STATUS OF SHARES AND)) LIMITATION OF PERSONAL LIABILITY

 SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any [s]((S))hareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series ))shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: ]INITIAL TRUSTEES; ELECTION

 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3rd, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal [, incapacity, or inability] of any of the Trustees, ((or)) in case a vacancy shall, by reason of an increase in number ((of the Trustees,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act.)) Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of
Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

TEMPORARY ABSENCE OF TRUSTEES

 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy [, absence] or incapacity shall be conclusive [, provided, however, that no vacancy shall remain unfulfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the]((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,]without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
 (d) To employ [a bank or trust company as custodian] ((one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.
 (g) To set record dates in the manner hereinafter provided for.


 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent, custodian or underwriter] ((investment adviser, manager, custodian, underwriter, or other agent or independent contractor.))

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[b] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate,)) provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money [for temporary or emergency purposes and not for investment purposes], and to pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(( (t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

 (u) To interpret the investment policies, practices or limitations of any Series.

 (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

 (w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

 The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, ((if any.))

ACTION BY THE TRUSTEES

 SECTION 3. [The] ((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which the)) Trustees ((are present in person.)) At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and [P]((p))lace of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, [or telegram] ((telefax, telegram, or other electro-mechanical means ))sent to his home or business address at least twenty-four (((24) ))hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72) ))hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL[,]UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion and from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 SECTION 2. The Trustees may in their discretion from time to time enter into [(a) contract(s)] ((an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion((,)) determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any[; and such]((. Such)) contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION 3. The Trustees may((,)) in their discretion and from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The contract] ((Such contracts)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act [(including any amendments thereof or other applicable Act of Congress hereafter enacted)], ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted),)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof [, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION 1. The Shareholders shall have power to vote [(i)] (((a))) for the election of Trustees as provided in Article IV, Section 2[,]((;)) [(ii)] (((b))) for the removal of Trustees as provided in
Article IV, Section 3(d) [,(iii)]((; (c))) with respect to any investment advisory or management contract as provided in Article VII, Section((s)) 1 ((and 5)) [, (iv)]((; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[,(v)]((;
(f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[, and (vi)]; ((and (g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange Commission (the "Commission")] ((Commission)) or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and ))except [(i)] (((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series((;)) and [(ii)] (((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A Shareholder of each [s]((S))eries ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such [series,]((Series or Class thereof ))on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of ((the)) Trust((, if any,)) to be taken by Shareholders.

MEETINGS

 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, [as the same may be amended from time to time,] ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series [,] ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class.)) Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class,)) then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX

CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION 1. The Trustees shall at all times employ a bank [or], ((a company that is a member of a national securities exchange,)) trust company, ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any:))

 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:

 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all the property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian[s] and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((, a company that is a member of a national securities exchange,)) [or] trust company [organized under the laws of the United States or one of the States thereof and], ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital((,)) [and] surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission [, or otherwise in accordance with the 1940 Act as from time to time amended] ((or by the 1940 Act.))

CENTRAL [CERTIFICATE] DEPOSITORY SYSTEM

 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,] provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents.))

ARTICLE X
DISTRIBUTIONS, [AND] REDEMPTIONS AND DETERMINATION OF
NET ASSET VALUE

DISTRIBUTIONS

Section 1.

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, ((or Classes thereof,)) at the election of each Shareholder of that Series.

(( The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series, ((or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock divided"].

REDEMPTIONS

 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par]((per)) Share last determined to be determined again in a similar manner and may fix[,] the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION
((LIMITATION OF LIABILITY))

 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

 SECTION 2.

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expense((s))" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

   (A) by the court or other body approving the settlement;

   (B) by at least a majority of those Trustees who are neither
[i]((I))nterested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);
provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [a](((i))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((ii))) the Trust is insured against losses arising out of any such advance payments[,]((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS
TRUST NOT A PARTNERSHIP, ETC.

 SECTION 1. It is hereby expressly declared that a trust [and not a partnership] is created hereby ((and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust.)) No Trustee hereunder shall have any power to [bind] personally ((bind)) either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends((,)) or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

((DURATION; ))TERMINATION OF TRUST, ((A SERIES OR A CLASS; MERGERS,
ETC.))

 [Section 4] [(a)] ((SECTION 4.1. DURATION.)) The Trust shall continue without limitation of time((,)) but subject to the provisions [of subsection (b)] of this [Section 4] ((Article XII.))

 [(b)](( SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS.)) [Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may

  (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or

  (ii) at any time sell and convert into money all of the Assets of the Trust or any affected Series.

 Upon making provision for the payment of all liabilities in either
(i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.

 (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

(( (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

(( (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

(( (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

(( (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))
(( (b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

(( SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

(( SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION 5. The original or a copy of this instrument and of each [declaration of trust]((Declaration of Trust)) supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [declaration of trust]((Declaration of Trust)) shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [declarations of trust]((Declarations of Trust)) have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [declaration of trust]((Declaration of Trust.)) In this instrument or in any such supplemental [declaration of trust]((Declaration of Trust,)) references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [declaration of trust]((Declaration of Trust.)) Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))

AMENDMENTS

 [Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] ((SECTION 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))

FISCAL YEAR

 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity[".]((.")) FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which]((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

((PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS))

(( SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

 (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 17th day of March, 1994]((as of the date set forth above. ))

[SIGNATURE LINES OMITTED]

EXHIBIT 2
COMPARISON OF STAND ALONE FUNCTION STRUCTURE
TO
MASTER FEEDER FUND STRUCTURE

STAND ALONE FUND STRUCTURE

The "Stand Alone Fund Structure" diagram contains three circles labeled "Individual Fund A-1 (Managed by FMR)," "Individual Fund A-2 (Managed by FMR)," and "Individual Fund A-3 (Managed by FMR)," respectively. Above each circle attached by a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and "Retirement Investors," respectively.

MASTER FEEDER FUND STRUCTURE

The "Master Feeder Fund Structure" diagram contains a single circle labeled "Master Fund (Managed by FMR)." Surrounding the circle attached by lines are three square boxes labeled "Feeder Fund A-1," "Feeder Fund A-2," and "Feeder Fund A-3," respectively. Attached to each square box a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and Retirement Investors," respectively.





EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY FIXED-INCOME TRUST:
{NAME OF EACH PORTFOLIO OMITTED}
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [Modification] ((AMENDMENT)) made this [1st] __ day of [November 1993] __________ ((1999,)) by and between Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract [dated November 1, 1989/modified September 1, 1992] ((dated November 1, 1993,)) to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on [the later of November 1, 1993 or the first day of the month following approval:] ((________, 1999.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to ((the)) control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group [fee rate] ((Fee)) and an Individual Fund [fee rate] ((Fee.))

  (a) Group Fee Rate. The Group [f]((Fee)) [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule[.]((:))

Average Net Assets      Annualized Fee Rate (for each
                        level)

0      -   $ 3 billion  .370((0))%

3      -   6            .340((0))

6      -   9            .310((0))

9      -   12           .280((0))

12     -   15           .250((0))

15     -   18           .220((0))

18     -   21           .200((0))

21     -   24           .190((0))

24     -   30           .180((0))

30     -   36           .175((0))

36     -   42           .170((0))

42     -   48           .165((0))

48     -   66           .160((0))

66     -   84           .155((0))

84     -   120          .150((0))

[120   -   174]         [.145%]

[Over      174]         [.140%]

120    -   156          ((.1450))

156    -   192          ((.1400))

192    -   228          ((.1350))

228    -   264          ((.1300))

264    -   300          ((.1275))

300    -   336          ((.1250))

336    -   372          ((.1225))

372    -   408          ((.1200))

408    -   444          ((.1175))

444    -   480          ((.1150))

480    -   516          ((.1125))

Over       516          ((.1100))

 (b) Individual Fund Fee Rate. The Individual Fund [f]((F))ee [r]((R))ate shall be .30%.
 The sum of the Group [f]((F))ee [r]((R))ate, calculated as described above to the nearest millionth, and the Individual Fund [f]((F))ee [r]((R))ate shall constitute the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate. One-twelfth of the [a]((A))nnual [m]((M))anagement [f]((F))ee ((Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month.

(( (c))) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall [,] include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses [relating] ((related)) to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1994] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract((,)) without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts((, without giving effect to the choice of laws provisions thereof.))

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY FIXED-INCOME TRUST:
[SPARTAN] ((FIDELITY)) HIGH INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [AGREEMENT] ((AMENDMENT)) made this [1st] __ day of [November 1993] __________ ((1999,)) by and between Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Spartan] ((Fidelity)) High Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, and the [Advisor] ((Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [July 19, 1989] ((November 1, 1993,)) to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and the [Advisor] ((Adviser,)) take effect on [the later of November 1, 1993 or the first day of the month following approval] ((________, 1999.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) [The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threaten to be a part and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.] [(d)]The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. [For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of .80% of the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust) determined as of the close of business on each day throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.] ((The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Advisor shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.))

(( (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))

((Average Net Assets                    Annualized Fee Rate (for each
                                        level)

0                      -   $ 3 billion  .3700%

3                      -   6            .3400

6                      -   9            .3100

9                      -   12           .2800

12                     -   15           .2500

15                     -   18           .2200

18                     -   21           .2000

21                     -   24           .1900

24                     -   30           .1800

30                     -   36           .1750

36                     -   42           .1700

42                     -   48           .1650

48                     -   66           .1600

66                     -   84           .1550

84                     -   120          .1500

120                    -   156          .1450

156                    -   192          .1400

192                    -   228          .1350

228                    -   264          .1300

264                    -   300          .1275

300                    -   336          .1250

336                    -   372          .1225

372                    -   408          .1200

408                    -   444          .1175

444                    -   480          .1150

480                    -   516          .1125

Over                       516          .1100))

(( (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
0.45%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))

(( (c) ))In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

(( 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))

 [4.]((5.)) The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 [5.]((6.)) (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph [5]((6,)) this Contract shall continue in force until [July 31, 1994,] ((June 30, 1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [5]((6,)) the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 [6.]((7.)) The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

(( 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
((AND
FIDELITY FIXED-INCOME TRUST ON BEHALF OF
{NAME OF EACH PORTFOLIO OMITTED} ))

 [AGREEMENT] ((AMENDMENT)) made this [1st] ___ day of [November, 1989/1993]_________, ((1999,)) by and between Fidelity Management & Research [(U.K.) Inc.]((Company,)) a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts [(hereinafter called the "Sub-Adviser")](((hereinafter called the "Advisor"))) [and]((;)) Fidelity Management & Research [Company](((U.K.) Inc.))[, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser")](((hereinafter called the "Sub-Advisor"); and Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").))

(( Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Advisor and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated November 1, 1989/1993, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Advisor and the Sub-Advisor, take effect on ________, 1999.))

 WHEREAS the [Adviser has]((Trust and the Advisor have)) entered into a Management Contract [with Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),]on behalf of [{name of each portfolio omitted} (hereinafter called the "Portfolio"),]((the Portfolio,)) pursuant to which the [Adviser]((Advisor)) is to act as investment [adviser to]((manager of)) the Portfolio[,]((;)) and

 WHEREAS the [Sub-Adviser has personnel in Western Europe and was formed]((Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Western Europe.]((in such countries, and providing investment advisory services in connection therewith;))

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the [Adviser and the Sub-Adviser]((Trust, the Advisor and the Sub-Advisor)) agree as follows:

 1. ((Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))

(( (a) INVESTMENT ADVICE:)) [The Sub-Adviser]((If and to the extent requested by the Advisor, the Sub-Advisor ))shall [act as an]((provide)) investment [consultant]((advice)) to ((the Portfolio and)) the [Adviser]((Advisor with respect to all or a portion of the investments of the Portfolio,)) and ((in connection with such advice)) shall furnish ((the Portfolio and)) the [Adviser]((Advisor such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the [Adviser]((Advisor)) may reasonably require. Such information may include written and oral reports and analyses.

(( (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))

(( (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

(( 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable. ))

(( 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))

(( 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))

 [(2)] (((a) INVESTMENT ADVISORY FEE:)) [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:]((For services provided under subparagraph (a) of paragraph 1 of this Agreement,)) the [Adviser]((Advisor)) agrees to pay the [Sub-Adviser]((Sub-Advisor)) a monthly [fee] ((Sub-Advisory Fee. The Sub-Advisory Fee shall be)) equal to 110% of the [Sub-Adviser]((Sub-Advisor))'s costs incurred in connection with [the A/agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the S/sub-Adviser.]((rendering the services referred to in subparagraph
(a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))

(( (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))

(( (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))

(( 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))

 [3.]((6. Interested Persons: ))It is understood that Trustees, officers, and shareholders of the [Fund]((Trust)) are or may be or become interested in the [Adviser]((Advisor)) [and]((or)) the [Sub-Adviser]((Sub-Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser]((Advisor)) [and]((or)) the [Sub-Adviser]((Sub-Advisor ))are or may be or become similarly interested in the [Fund]((Trust, ))and that the [Adviser](( Advisor)) or the [Sub-Adviser]((Sub-Advisor)) may be or become interested in the [Fund]((Trust ))as a shareholder or otherwise.

 [5.]((7. Services to Other Companies or Accounts: ))The [S]((s))ervices of the [Sub-Adviser]((Sub-Advisor)) to the [Adviser]((Advisor ))are not to be deemed to be exclusive, the [Sub-Adviser]((Sub-Advisor ))being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the [Sub-Adviser]((Sub-Advisor))'s ability to meet all of its obligations [with respect to rendering investment advice] hereunder. [4.]The [Sub-Adviser]((Sub-Advisor ))shall for all purposes be an independent contractor and not an agent or employee of the [Adviser]((Advisor ))or the [Fund]((Trust.)) [The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]

(( 8. Standard of Care: ))In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the [Sub-Adviser]((Sub-Advisor, ))the [Sub-Adviser]((Sub-Advisor ))shall not be subject to liability to the [Adviser]((Advisor,)) the [Fund]((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 [6.]((9. Duration and Termination of Agreement; Amendments: ))

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]((9,)) this Agreement shall continue in force until [May 31, 1990/July 31, 1994]((June 30, 1999 ))and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's]((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the [Adviser]((Advisor,)) the [Sub-Adviser]((Sub-Advisor)) and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]((9,)) the terms of any continuance or modification of [the]((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund]((Trust ))who are not parties to [such]((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the [Adviser]((Advisor,)) the [Sub-Adviser]((Sub-Advisor ))or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 [7.]((10. Limitation of Liability:)) The [Sub-Adviser]((Sub-Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund and]((or other organizational document of the Trust and)) agrees that any obligations of the [Fund]((Trust ))or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [Sub-Adviser]((Sub-Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the [Sub-Adviser]((Sub-Advisor)) seek satisfaction of any such obligation from the Trustees or any individual Trustee.

(( 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of ] 1940 ((Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


[SIGNATURE LINES OMITTED]

EXHIBIT 6

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
((AND
FIDELITY FIXED-INCOME TRUST ON BEHALF OF
{NAME OF EACH PORTFOLIO OMITTED}))

 [AGREEMENT] ((AMENDMENT)) made this [1st] ___ day of [November, 1989/1993]_________, ((1999,)) by and between Fidelity Management & Research [(Far East) Inc.]((Company,)) a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts [(hereinafter called the "Sub-Adviser")](((hereinafter called the "Advisor"))) [and]((;)) Fidelity Management & Research [Company](((Far
East) Inc.))[, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser")](((hereinafter called the "Sub-Advisor"); and Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").))

(( Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Advisor and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated November 1, 1989/1993, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Advisor and the Sub-Advisor, take effect on ________, 1999.))

 WHEREAS the [Adviser has]((Trust and the Advisor have)) entered into a Management Contract [with Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),]on behalf of [{name of each portfolio omitted} (hereinafter called the "Portfolio"),]((the Portfolio,)) pursuant to which the [Adviser]((Advisor)) is to act as investment [adviser to]((manager of)) the Portfolio[,]((;)) and

 WHEREAS the [Sub-Adviser has personnel in Asia and the Pacific Basin and was formed] ((Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Asia and the Pacific Basin.] ((in such countries, and providing investment advisory services in connection therewith;))

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the [Adviser and Sub-Adviser] ((Trust, the Advisor and the Sub-Advisor)) agree as follows:

(( 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))

(( (a) INVESTMENT ADVICE: ))[The Sub-Adviser]((If and to the extent requested by the Advisor, the Sub-Advisor ))shall [act as an]((provide ))investment [consultant]((advice)) to ((the Portfolio and)) the [Adviser]((Advisor with respect to all or a portion of the investments of the Portfolio,)) and ((in connection with such advice)) shall furnish ((the Portfolio and)) the [Adviser]((Advisor such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the [Adviser]((Advisor)) may reasonably require. Such information may include written and oral reports and analyses.

(( (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))

(( (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

(( 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable. ))

(( 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))

(( 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))

 [(2)] (((a) INVESTMENT ADVISORY FEE:)) [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:]((For services provided under subparagraph (a) of paragraph 1 of this Agreement, ))the [Adviser]((Advisor)) agrees to pay the [Sub-Adviser]((Sub-Advisor)) a monthly [fee] ((Sub-Advisory Fee. The Sub-Advisory Fee shall be)) equal to 105% of the [Sub-Adviser]((Sub-Advisor))'s costs incurred in connection with [the A/agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the S/sub-A/adviser.]((rendering the services referred to in subparagraph
(a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))

(( (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))

(( (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))

(( 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))

 [3.]((6. Interested Persons: ))It is understood that Trustees, officers, and shareholders of the [Fund]((Trust)) are or may be or become interested in the [Adviser]((Advisor)) [and]((or)) the [Sub-Adviser]((Sub-Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser]((Advisor)) [and]((or)) the [Sub-Adviser]((Sub-Advisor ))are or may be or become similarly interested in the [Fund]((Trust, ))and that the [Adviser](( Advisor)) or the [Sub-Adviser]((Sub-Advisor)) may be or become interested in the [Fund]((Trust ))as a shareholder or otherwise.

 [5.]((7. Services to Other Companies or Accounts: ))The [S]((s))ervices of the [Sub-Adviser]((Sub-Advisor)) to the [Adviser]((Advisor ))are not to be deemed to be exclusive, the [Sub-Adviser]((Sub-Advisor )) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the [Sub-Adviser]((Sub-Advisor))'s ability to meet all of its obligations [with respect to rendering investment advice] hereunder. [4.]The [Sub-Adviser]((Sub-Advisor)) shall for all purposes be an independent contractor and not an agent or employee of the [Adviser]((Advisor ))or the [Fund]((Trust.)) [The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]

(( 8. Standard of Care: ))In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the [Sub-Adviser]((Sub-Advisor, ))the [Sub-Adviser]((Sub-Advisor ))shall not be subject to liability to the [Adviser]((Advisor,)) the [Fund]((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 [6.]((9. Duration and Termination of Agreement; Amendments: ))

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]((9,)) this Agreement shall continue in force until [May 31, 1990/July 31, 1994]((June 30, 1999 ))and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's]((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the [Adviser]((Advisor,)) the [Sub-Adviser]((Sub-Advisor)) and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]((9,)) the terms of any continuance or modification of [the]((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund]((Trust)) who are not parties to [such]((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the [Adviser]((Advisor,)) the [Sub-Adviser]((Sub-Advisor ))or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 [7.]((10. Limitation of Liability:)) The [Sub-Adviser]((Sub-Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund and]((or other organizational document of the Trust and)) agrees that any obligations of the [Fund]((Trust ))or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [Sub-Adviser]((Sub-Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the [Sub-Adviser]((Sub-Advisor)) seek satisfaction of any such obligation from the Trustees or any individual Trustee.

(( 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of ] 1940 ((Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

FIDELITY(registered trademark) INVESTMENT GRADE BOND FUND
FIDELITY SHORT-TERM BOND FUND
SPARTAN(registered trademark) GOVERNMENT INCOME FUND
FIDELITY HIGH INCOME FUND
SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
FUNDS OF
FIDELITY FIXED-INCOME TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Government Income Fund, Fidelity High Income Fund, and Spartan Short-Intermediate Government Fund (the funds) will be held at the office of Fidelity Fixed-Income Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on April 14, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

 4. To adopt a new fundamental investment policy for each fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

 5. To approve an amended management contract for Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund.

 6. To approve an amended management contract, including a management fee structure change, for Fidelity High Income Fund.

 7. To approve an amended sub-advisory agreement with Fidelity
Management & Research (U.K.) Inc. for Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund.

 8. To approve an amended sub-advisory agreement with Fidelity
Management & Research (Far East) Inc. for Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund.

 9. To eliminate certain fundamental investment policies of Fidelity Investment Grade Bond Fund.

 10. To eliminate certain fundamental investment policies of Fidelity Short-Term Bond Fund.

 11. To eliminate certain fundamental investment policies of Spartan Government Income Fund.

 12. To eliminate certain fundamental investment policies of Fidelity High Income Fund.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 13. To amend the fundamental investment limitation concerning real estate for Spartan Government Income Fund.

 14. To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation for each fund.

 15. To amend the fundamental investment limitation concerning underwriting for Fidelity Short-Term Bond Fund.

 16. To amend the fundamental investment limitation concerning concentration of investments in a single industry for Fidelity
Short-Term Bond Fund and Fidelity High Income Fund.

 The Board of Trustees has fixed the close of business on February
1   6    , 1999 as the record date for the determination of the
shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

ERIC D. ROITER, Secretary

February 1   6    , 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


EXHIBIT 7
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT
OBJECTIVE AND FUND                FISCAL YEAR END(A)  AVERAGE NET ASSETS                               RATIO OF NET
                                                                                                       ADVISORY FEES
                                                      (MILLIONS)(B)                                    TO AVERAGE NET
                                                                                                       ASSETS PAID
                                                                                                       TO FMR (C)

TAXABLE BOND

Advisor Intermediate Bond:
((pound))(#)((hollow diamond))

 Class A                          11/30/97             $2.1                                             0.44%

 Class B                          11/30/97             19.6                                             0.44

 Class T                          11/30/97             262.1                                            0.44

 Class C ((sunburst))             11/30/97             0.0                                              0.44

 Institutional Class              11/30/97             192.5                                            0.44

Institutional                     11/30/97             342.8                                            0.45
Short-Intermediate Government

Real Estate High Income           11/30/97             46.1                                             0.74

Advisor Emerging Markets
Income: ((epslon))(#)

 Class A                          12/31/97             1.3                                              0.69

 Class B                          12/31/97             22.3                                             0.69

 Class T                          12/31/97             92.2                                             0.69

 Class C ((sunburst))             12/31/97             0.0                                              0.69

 Institutional Class              12/31/97             3.6                                              0.69

Advisor Strategic Income:
((pound))(#)((hollow diamond))

 Class A                          12/31/97             1.7                                              0.59

 Class B                          12/31/97             45.5                                             0.59

 Class T                          12/31/97             110.6                                            0.59

 Class C                          12/31/97             0.3                                              0.59

 Institutional Class              12/31/97             6.2                                              0.59

Global Bond ((epslon))            12/31/97             92.5                                             0.69

New Markets Income ((rex-all))    12/31/97             386.4                                            0.69

Real Estate High Income II        12/31/97             73.9                                             0.74

Variable Insurance Products:

 High Income ((pound))

  Initial Class                   12/31/97             1,936.9                                          0.59

  Service Class ((sunburst))      12/31/97             0.0                                              0.59

Variable Insurance Products
II:

 Investment Grade Bond            12/31/97             262.9                                            0.44

U.S. Bond Index                   2/28/98              632.8                                            0.32*

Capital & Income ((pound))        4/30/98              2,144.9                                          0.59

Fidelity High Income ((pound))    4/30/98              2,412.2                                          0.80

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

Intermediate Bond ((pound))       4/30/98             $ 3,139.1                                         0.44%

Investment Grade Bond             4/30/98              1,617.5                                          0.44
((pound))

Short-Term Bond ((pound))         4/30/98              883.0                                            0.44

Spartan Government Income         4/30/98              275.9                                            0.60*

Spartan Short-Intermediate        4/30/98              72.8                                             0.65
Government

The North Carolina Capital
Management Trust:

 Term Portfolio                   6/30/98              71.0                                             0.35

Ginnie Mae ((pound))              7/31/98              863.5                                            0.42*

Government Income                 7/31/98              1,191.0                                          0.44

Intermediate Government           7/31/98              735.8                                            0.38*
Income ((pound))

Target Timeline Funds:
((pound))

 1999                             7/31/98              13.1                                             0.00*

 2001                             7/31/98              11.7                                             0.00*

 2003                             7/31/98              16.4                                             0.00*

Spartan Ginnie Mae                8/31/98              614.3                                            0.38*

Short-Intermediate Government     9/30/98              126.3                                            0.44

Spartan Investment Grade Bond     9/30/98              820.2                                            0.38*
((pound))

Spartan Short-Term Bond           9/30/98              316.3                                            0.38*
((pound))

Advisor Mortgage Securities:
((pound))(#)((hollow diamond))

 Class A                          10/31/98             0.8                                              0.44

 Class B                          10/31/98             4.0                                              0.44

 Class T                          10/31/98             14.6                                             0.44

 Institutional Class              10/31/98             21.3                                             0.44

 Initial Class                    10/31/98             471.0                                            0.44

Advisor Government
Investment:
((pound))((hollow diamond))

 Class A                          10/31/98             3.1                                              0.43

 Class B                          10/31/98             29.1                                             0.43

 Class T                          10/31/98             161.2                                            0.43

 Class C                          10/31/98             3.7                                              0.43

 Institutional Class              10/31/98             24.7                                             0.43

Advisor High Yield: ((pound))

 Class A                          10/31/98            $ 87.2                                            0.58%

 Class B                          10/31/98             823.9                                            0.58

 Class T                          10/31/98             2,481.8                                          0.58

 Class C                          10/31/98             71.0                                             0.58

 Institutional Class              10/31/98             117.4                                            0.58

Advisor Short Fixed-Income:
((pound))((hollow diamond))

 Class A                          10/31/98             6.5                                              0.44

 Class T                          10/31/98             336.8                                            0.44

 Class C                          10/31/98             2.0                                              0.44

 Institutional Class              10/31/98             6.5                                              0.44



   (a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1998.
   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (#).
   ((sunburst)) Average net assets for the period shown were less than
$100,000
   ((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
   ((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
   ((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
   ((hollow diamond)) Fidelity Management & Research Company has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------

FIDELITY FIXED-INCOME TRUST: FIDELITY INVESTMENT GRADE BOND FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, William O. McCoy, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all
shares of FIDELITY FIXED-INCOME TRUST    as indicated above     which
the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1999
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

       (026, 450, 453, 455 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL   S    .
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR    EACH     OF THE
FOLLOWING:

   PLEASE DETACH AT PERFORATION BEFORE MAILING.
   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the twelve nominees    FOR all nominees listed   WITHHOLD authority to vote    1.
    specified below as Trustees:    (except as marked to the  for all nominees
    (01) Ralph F. Cox, (02)         contrary at left)         [  ]
    Phyllis Burke Davis, (03)       [  ]
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE BELOW.)



-----------------------------------------------------------------
2.   To ratify the selection of      FOR    AGAINST  ABSTAIN  2.
     PricewaterhouseCoopers LLP      [  ]   [  ]     [  ]
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    [  ]   [  ]     [  ]     3.
     adopt an Amended and
     Restated Declaration of Trust.

4.   To adopt a new fundamental      [  ]   [  ]     [  ]     4.
     investment policy for the
     fund permitting the fund to
     invest all of its assets in
     another open-end investment
     company managed by FMR or an
     affiliate with substantially
     the same investment
     objective and policies.

5.   To approve an amended           [  ]   [  ]     [  ]     5.
     management contract for the
     fund.

7.   To approve an amended           [  ]   [  ]     [  ]     7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve an amended           [  ]   [  ]     [  ]     8.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

9.   To eliminate certain            [  ]   [  ]     [  ]     9.
     fundamental investment
     policies of the fund.

14.  To amend the fundamental        [  ]   [  ]     [  ]     14.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

   IGB    -PXC-0299  cusip # 316146109/fund# 026

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------

FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT-TERM BOND FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, William O. McCoy, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all
shares of FIDELITY FIXED-INCOME TRUST    as indicated above     which
the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1999
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       (026, 450, 453, 455 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL   S    .
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR    EACH     OF THE
FOLLOWING:

   PLEASE DETACH AT PERFORATION BEFORE MAILING.
   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the twelve nominees    FOR all nominees listed   WITHHOLD authority to vote    1.
    specified below as Trustees:    (except as marked to the  for all nominees
    (01) Ralph F. Cox, (02)         contrary at left)         [  ]
    Phyllis Burke Davis, (03)       [  ]
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE BELOW.)



-----------------------------------------------------------------
2.   To ratify the selection of      FOR    AGAINST  ABSTAIN  2.
     PricewaterhouseCoopers LLP      [  ]   [  ]     [  ]
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    [  ]   [  ]     [  ]     3.
     adopt an Amended and
     Restated Declaration of Trust.

4.   To adopt a new fundamental      [  ]   [  ]     [  ]     4.
     investment policy for the
     fund permitting the fund to
     invest all of its assets in
     another open-end investment
     company managed by FMR or an
     affiliate with substantially
     the same investment
     objective and policies.

5.   To approve an amended           [  ]   [  ]     [  ]     5.
     management contract for the
     fund.

7.   To approve an amended           [  ]   [  ]     [  ]     7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve an amended           [  ]   [  ]     [  ]     8.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

10.  To eliminate certain            [  ]   [  ]     [  ]     10.
     fundamental investment
     policies of the fund.

14.  To amend the fundamental        [  ]   [  ]     [  ]     14.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

15.  To amend the fundamental        [  ]   [  ]     [  ]     15.
     investment limitation
     concerning underwriting for
     the fund.

16.  To amend the fundamental        [  ]   [  ]     [  ]     16.
     investment limitation
     concerning concentration of
     investments in a single
     industry for the fund.

   STP    -PXC-0299  cusip # 316146208 /fund# 450

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------

FIDELITY FIXED-INCOME TRUST: SPARTAN GOVERNMENT INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, William O. McCoy, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all
shares of FIDELITY FIXED-INCOME TRUST    as indicated above     which
the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1999
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    (026, 450, 453, 455 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL   S    .
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR    EACH OF     THE
FOLLOWING:

PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the twelve nominees    FOR all nominees listed   WITHHOLD authority to vote    1.
    specified below as Trustees:    (except as marked to the  for all nominees
    (01) Ralph F. Cox, (02)         contrary at left)         [  ]
    Phyllis Burke Davis, (03)       [  ]
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE BELOW.)



-----------------------------------------------------------------
2.   To ratify the selection of      FOR    AGAINST  ABSTAIN  2.
     PricewaterhouseCoopers LLP      [  ]   [  ]     [  ]
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    [  ]   [  ]     [  ]     3.
     adopt an Amended and
     Restated Declaration of Trust.

4.   To adopt a new fundamental      [  ]   [  ]     [  ]     4.
     investment policy for the
     fund permitting the fund to
     invest all of its assets in
     another open-end investment
     company managed by FMR or an
     affiliate with substantially
     the same investment
     objective and policies.

11.  To eliminate certain            [  ]   [  ]     [  ]     11.
     fundamental investment
     policies of the fund.

13.  To amend the fundamental        [  ]   [  ]     [  ]     13.
     investment limitation
     concerning real estate for
     the fund.

14.  To amend the fundamental        [  ]   [  ]     [  ]     14.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

   SPG    -PXC-0299  cusip # 316146307 /fund# 453

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------

FIDELITY FIXED-INCOME TRUST: FIDELITY HIGH INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, William O. McCoy, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all
shares of FIDELITY FIXED-INCOME TRUST    as indicated above     which
the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1999
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

     (026, 450, 453, 455 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL   S    .
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR    EACH OF     THE
FOLLOWING:

   PLEASE DETACH AT PERFORATION BEFORE MAILING.
   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the twelve nominees    FOR all nominees listed   WITHHOLD authority to vote    1.
    specified below as Trustees:    (except as marked to the  for all nominees
    (01) Ralph F. Cox, (02)         contrary at left)         [  ]
    Phyllis Burke Davis, (03)       [  ]
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE BELOW.)



-----------------------------------------------------------------
2.   To ratify the selection of      FOR    AGAINST  ABSTAIN  2.
     PricewaterhouseCoopers LLP      [  ]   [  ]     [  ]
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    [  ]   [  ]     [  ]     3.
     adopt an Amended and
     Restated Declaration of Trust.

4.   To adopt a new fundamental      [  ]   [  ]     [  ]     4.
     investment policy for the
     fund permitting the fund to
     invest all of its assets in
     another open-end investment
     company managed by FMR or an
     affiliate with substantially
     the same investment
     objective and policies.

6.   To approve an amended           [  ]   [  ]     [  ]     6.
     management contract,
     including a management fee
     structure change, for the
     fund.

7.   To approve an amended           [  ]   [  ]     [  ]     7.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. for the
     fund.

8.   To approve an amended           [  ]   [  ]     [  ]     8.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc. for
     the fund.

12.  To eliminate certain            [  ]   [  ]     [  ]     12.
     fundamental investment
     policies of the fund.

14.  To amend the fundamental        [  ]   [  ]     [  ]     14.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

16.  To amend the fundamental        [  ]   [  ]     [  ]     16.
     investment limitation
     concerning concentration of
     investments in a single
     industry for the fund.

   SPH    -PXC-0299  cusip # 316146406 /fund# 455

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------

FIDELITY FIXED-INCOME TRUST: SPARTAN   (Registered trademark)
SHORT-INTERMEDIATE GOVERNMENT FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Eric D. Roiter, and William O. McCoy    , or any one
or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Spartan Short-Intermediate Government Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement/Prospectus and in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement/Prospectus and Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1999
__________________________________________
__________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

  cusip #316146505/fund #474

Please refer to the Proxy Statement/Prospectus discussion for matter
A.  Please refer to the Proxy Statement discussion for matters 1, 2,
3, 4, and 14.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL   S    .
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR    EACH OF     THE
FOLLOWING:

   Please detach at perforation before mailing.
   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROXY STATEMENT/PROSPECTUS PROPOSAL


A.  To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  A.
    Plan of Reorganization
    between Spartan
    Short-Intermediate
    Government Fund and Fidelity
    Income Fund: Fidelity
    Intermediate Government
    Income Fund, providing for
    the transfer of all of the
    assets of Spartan
    Short-Intermediate
    Government Fund to Fidelity
    Intermediate Government
    Income Fund in exchange
    solely for shares of
    beneficial interest in
    Fidelity Intermediate
    Government Income Fund and
    the assumption by Fidelity
    Intermediate Government
    Income Fund of Spartan
    Short-Intermediate
    Government Fund's
    liabilities, followed by the
    distribution of Fidelity
    Intermediate Government
    Income Fund shares to
    shareholders of Spartan
    Short-Intermediate
    Government Fund in
    liquidation of Spartan
    Short-Intermediate
    Government Fund.



PROXY STATEMENT PROPOSALS


1.  To elect the twelve nominees  FOR all nominees listed   WITHHOLD authority to vote    1.
    specified below as Trustees:  (except as marked to the  for all nominees
    (01)Ralph F. Cox,             contrary at left)         [  ]
    (02)Phyllis Burke Davis,      [  ]
    (03)Robert M. Gates,
    (04)Edward C. Johnson 3d,
    (05)E. Bradley Jones,
    (06)Donald J. Kirk,
    (07)Peter S. Lynch,
    (08)William O. McCoy,
    (09)Gerald C. McDonough,
    (10)Marvin L. Mann,
    (11)Robert C. Pozen, and
    (12)Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



-----------------------------------------------------------------
                                     FOR    AGAINST  ABSTAIN

2.   To ratify the selection of      [  ]   [  ]     [  ]     2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    [  ]   [  ]     [  ]     3.
     adopt an amended and
     restated Declaration of Trust.

4.   To adopt a new fundamental      [  ]   [  ]     [  ]     4.
     investment policy for the
     fund permitting the fund to
     invest all of its assets in
     another open-end investment
     company managed by FMR or an
     affiliate with substantially
     the same investment
     objective and policies.

14.  To amend the fundamental        [  ]   [  ]     [  ]     14.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

SSG-PXC-0299                     (PLEASE SIGN ON REVERSE SIDE)                      cusip #316146505/fund #474

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

FIDELITY INVESTMENT GRADE BOND FUND
FIDELITY SHORT-TERM BOND FUND
SPARTAN(Registered trademark) GOVERNMENT INCOME FUND
FIDELITY HIGH INCOME FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on April 14, 1999.
The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You may be asked to vote on the following proposals:
1. To elect a Board of Trustees.
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
4. To adopt a new fundamental investment policy for each fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
5. To approve an amended management contract for Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund.
6. To approve an amended management contract, including a management fee structure change, for Fidelity High Income Fund.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity High Income Fund.
9. To eliminate certain fundamental investment policies of Fidelity Investment Grade Bond Fund.
10. To eliminate certain fundamental investment policies of Fidelity Short-Term Bond Fund.
11. To eliminate certain fundamental investment policies of Spartan Government Income Fund.
12. To eliminate certain fundamental investment policies of Fidelity High Income Fund.
13. To amend the fundamental investment limitation concerning real estate for Spartan Government Income Fund.
14. To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation for each fund.
15. To amend the fundamental investment limitation concerning underwriting for Fidelity Short-Term Bond Fund.
16. To amend the fundamental investment limitation concerning concentration of investments in a single industry for Fidelity Short-Term Bond Fund and Fidelity High Income Fund.

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHAT ARE THE BENEFITS OF PERMITTING EACH FUND TO INVEST ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR) OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 3 AND 4)
FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The purpose of the master-feeder fund structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.

These proposals would enable each fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment objective and policies. In order to implement the master-feeder structure, both the Declaration of Trust and the funds' policies must permit the structure. Proposal 3 would amend the Declaration of Trust to permit the structure and Proposal 4 would amend the policy at the fund level.

The master-feeder fund structure could generate operational efficiencies and the opportunity to reduce costs. However, no such plans are being contemplated at this time and the Trustees would only allow it in the future if they determined that it would be in the best interest of the funds and their shareholders.

WHY ARE FIDELITY INVESTMENT GRADE BOND FUND AND FIDELITY SHORT-TERM BOND FUND PROPOSING AMENDED MANAGEMENT CONTRACTS? (PROPOSAL 5)
The amended management contracts provide for lower management fees to be paid to FMR when FMR's assets under management exceed certain levels. Each fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The amended management contracts will result in a management fee that is the same as or lower than the fee payable under each fund's present contract. Please refer to the proxy statement for specific details of each fund's amended management contract proposal.

WHY IS FIDELITY HIGH INCOME FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT, INCLUDING A MANAGEMENT FEE STRUCTURE CHANGE? (PROPOSAL 6) The amended management contract for the fund changes the fund's current "all-inclusive" management fee arrangement to a "group fee" arrangement that is standard for other Fidelity taxable bond funds. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the 1940 Act.

Under the present management contract, the fund pays FMR an all-inclusive management fee which covers substantially all fund expenses; FMR pays the fund's operating expenses, with limited exceptions. Under the proposed amended management contract, the fund would pay its management fee and other expenses separately. FMR would no longer pay the fund's other expenses. The group fee rate varies according to the monthly average net assets of all funds having management contracts with FMR, and provides for lower management fees to be paid to FMR when FMR's assets under management exceed certain levels. If approved, the proposed group fee structure will result in a lower management fee, but the fund's total operating expense ratio may or may not exceed the current rate.

Please refer to the proxy statement for specific details of the fund's amended management contract proposal.

WHAT IS A SUB-ADVISORY AGREEMENT AND HOW WILL THE PROPOSED AMENDED SUB-ADVISORY AGREEMENTS AFFECT FIDELITY INVESTMENT GRADE BOND FUND, FIDELITY SHORT-TERM BOND FUND, AND FIDELITY HIGH INCOME FUND? (PROPOSALS 7 AND 8)
The amended sub-advisory agreements not only allow FMR to receive investment advice and research services from FMR U.K. and FMR Far East, but also permit FMR to grant FMR U.K. and/or FMR Far East investment management authority if FMR believes it would be beneficial to the funds and their shareholders. FMR U.K., with its principal office in London, England, and FMR Far East, with its principal office in Tokyo, Japan, are wholly owned subsidiaries of FMR. Each fund's amended sub-advisory agreements also allow FMR, FMR U.K., FMR Far East, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act.

The sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. The proposed agreements would not increase the fees paid to FMR by each fund.

WHY ARE THE FUNDS PROPOSING TO ELIMINATE CERTAIN FUNDAMENTAL POLICIES? (PROPOSALS 9, 10, 11 AND 12)
The primary purpose of these proposals is to eliminate certain fundamental investment policies from each fund's investment objective. Eliminating these policies is not expected to have any material effect on the investment strategies or performance of the funds. Eliminating the policies will allow the funds to more clearly communicate their investment objectives and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies, like the funds, to register under the 1940 Act and the Securities Act of 1933). Form N-1A requires concise, understandable descriptions of a fund's investment objective and policies. Eliminating the policies also will allow the funds to more clearly communicate their investment objectives and strategies to shareholders.

WHY IS SPARTAN GOVERNMENT INCOME FUND PROPOSING TO AMEND ITS FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE? (PROPOSAL
13)
The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest, and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR.

The fund does not expect to acquire real estate, and adoption of the proposed limitation is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities in which the fund invests.

WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR THE FUNDS? (PROPOSAL 14)
This proposal would permit the funds, subject to the requirements of the 1940 Act, to invest without limit in the securities of other investment companies. As a result of an exemption granted by the SEC, each fund may invest up to 25% of its total assets in non-publicly offered money market and short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.

WHY ARE FIDELITY SHORT-TERM BOND FUND AND FIDELITY HIGH INCOME FUND PROPOSING TO AMEND CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS? (PROPOSALS 15 AND 16)
The primary purpose of these proposals is to revise each fund's investment limitations to conform to limitations that are expected to become standard for all funds managed by FMR. The Board of Trustees has concluded that these proposals will benefit the funds and their shareholders, and adoption of these proposals is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is February 16, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."